UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  November 10, 2006

TEXAS REGIONAL BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	000-14517	74-2294235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 5910
3900 North 10th Street, 11th Floor, McAllen, TX		78502-5910
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (956) 631-5400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 10, 2006, the Company’s sole shareholder, Banco Bilbao Vizcaya Argentaria, S.A. (BBVA), amended the Company’s Bylaws.  The amendment provides that BBVA shall be entitled to appoint one or more Directors as BBVA Designees.  Also, in order for the Board of Directors to decide any matter brought before the Board, it must be approved by a majority of those Directors present at the meeting and the majority must include at least two BBVA Designees, unless BBVA provides that a lesser number of BBVA Designees is sufficient.  The Amended and Restated Bylaws are attached as Exhibit 3.9 to this Form 8-K.

Item 8.01	Other Events.

The Company’s sole shareholder has elected Jose Maria Garcia Meyer-Dohner, Raul Santoro, Joaquin Gortari Diez, Antonio Ortiz Chardon and Peter William Paulsen as members of the Board of Directors of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.9	Amended and Restated Bylaws of Texas Regional Bancshares, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS REGIONAL BANCSHARES, INC.
(Registrant)

November 16, 2006	/s/ G.E. Roney
Glen E. Roney
Chairman of the Board, President
& Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.9	Amended and Restated Bylaws of Texas Regional Bancshares, Inc.